Exhibit 10.9

股权质押补充协议

Equity Pledge Supplementary Agreement

本股权质押补充协议 (下称“本协议”)由下列各方于 2020 年 11 月 10日在中华人民共和国（下称“中国”）上海签订：

This Equity Pledge Supplementary Agreement (this “Agreement”) has been executed by and among the following parties on November 10, 2020 in Shanghai, the People’s Republic of China (“China” or the “PRC”):

甲方：	亘利生物科技（上海）有限公司 （下称“质权人”）

地址：	[***]

Party A:	Gracell Bioscience (Shanghai) Co., Ltd. (hereinafter “Pledgee”)

Address:	[***]

乙方：	曹卫（下称“出质人”）

地址：	[***]

Party B:	CAO Wei (hereinafter “Pledgor”)

Address:	[***]

丙方：	亘喜生物科技（上海）有限公司

地址：	[***]

Party C:	Gracell Biotechnologies (Shanghai) Co., Ltd.

Address:	[***]

在本协议中，质权人、出质人和丙方以下各称“ 一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Equity Pledge Supplementary Agreement

股权质押补充协议

鉴于：

Whereas:

1．	出质人是是一名中国公民，身份证号码为 [***]，由原登记拥 有丙方86.9926%的股权，现修改为登记拥有丙方 99.9%的股权。丙方是一家在中国上海注册成立的有限责任公司。丙方在此确认出质人和质权人在本 协议下的权利和义务并提供必要的协助以登记该质权。

Pledgor is a Chinese citizen, with Chinese Identification Card No.: [***]. The Pledgor originally held 86.9926% of the equity interest in Party C in record and now holds 99.9% of the equity interest in Party C in record. Party C is a limited liability company registered in Shanghai, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge.

2．	质权人是一家在中国注册的外商独资企业。质权人与出质人、出质人所拥有 的丙方签订了技术咨询与服务协议等一系列旨在形成质权人控制丙方的协议（“ 控制协议”）。

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee, Pledgor and Party C owned by Pledgor have executed a Technical Consultation and Service Agreement and other control agreements (the “Control Agreements”).

3．	为了保证出质人及丙方履行控制协议项下的义务，按照约定向质权人支付咨 询和服务费等到期款项，出质人以其在丙方中拥有的全部股权向质权人就控制协议项下丙方的付款义务做出质押担保。

To ensure that Pledgor and Party C fully perform their obligations under the Control Agreements, and pay the consulting and service fees thereunder to the Pledgee when the sum becomes due, Pledgor hereby pledges to the Pledgee all of the equity interest he holds in Party C as security for payment of the consulting and service fees by Party C under the Control Agreements.

为了履行控制协议的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Control Agreements, the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义

Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第 2 条给予质权人的担保物权，即指质权人 所享有的，以出质人质押给质权人的股权折价或拍卖、变卖该股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

Equity Pledge Supplementary Agreement

股权质押补充协议

1.2	股权：指出质人现在和将来合法持有的其在丙方的全部股权权益。

Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C.

1.3	质押期限：指本协议第 3 条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4	控制协议：指丙方与质权人于 2019 年 1 月 3 日签订的技术咨询与服务协议、业务合作协议以及出质人、丙方于质权人于 2020年 11 月 10 日签订的认购期权协议修正协议、股东表决权委托协议修正协议等一系列控制性协议。

Control Agreements: shall refer to Technical Consultation and Service Agreements and Business Cooperation Agreement executed by and among Party C and the Pledgee on January 3, 2019, and Amendment to Call Option Agreement, Amendment to Voting Rights Proxy Agreement, and other relevant control agreements executed by and among Pledgor, Party C and Pledgee on November 10, 2020.

1.5	违约事件：指本协议第 7 条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.6	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.	质权

The Pledge

作为出质人、丙方完全履行控制协议，以及按时和全额支付控制协议项下质 权人应得的任何或全部的款项，包括但不限于控制协议中规定的咨询和服务 费的担保（无论该等费用的到期应付是由于到期日的到来、提前收款的要求 或其它原因），出质人特此将其现有的丙方的全部股权权益质押给质权人。 各方同意，本协议项下担保债务的金额于本协议签署时为一亿元人民币（ RMB100,000,000），质权行使时应当根据实际发生的担保债务予以确认担 保债务的金额。

As collateral security for the performance of the Control Agreements and the timely and complete payment when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Party C and/or Pledgor, including without limitation the consulting and services fees payable to the Pledgee under the Control Agreements, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor’s right, title and interest now owned by Pledgor in the Equity Interest of Party C. The Parties agree that the amount of the secured obligation under this Agreement shall be one hundred million yuan (RMB100,000,000) as of the date hereof. When the equity pledge is exercised, the amount of the secured debt shall be confirmed based on the actual secured debt.

Equity Pledge Supplementary Agreement

股权质押补充协议

3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的股权出质在相应的市场监督管理机关登记之日起生效，质权有效期持续到出质人不再担任丙方的股东或丙方履行所有控制协议项下义务为止。出质人应当将质押在公司股东名册上载明。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for market regulation (the “AMR”). The Pledge shall be continuously valid until the Pledgor is no longer a shareholder of Party C or the satisfaction of all its obligations by the Party C under the Control Agreements. The Pledgor shall be responsible for recording of the Pledge in the Company’s Register of Shareholders.

3.2	质押期限内，如丙方未按控制协议交付咨询服务费等费用，质权人有权但无义务按本协议的规定处分质权。

During the Term of Pledge, in the event Party C fails to pay the exclusive consulting or service fees in accordance with the Control Agreements, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本协议规定的质押期限内，出质人应将其在丙方的股权出资证明书及 记载质权的股东名册交付质权人保管。出质人应在本协议生效之日起二 十（20）个工作日内将上述股权出资证明书及股东名册交付给质权人。 质权人将在本协议规定的全部质押期间一直保管这些项目。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within twenty (20) business days after this Agreement takes effect. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

Equity Pledge Supplementary Agreement

股权质押补充协议

4.2	在质押期限内，质权人有权收取股权所产生的红利。

Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.	出质人的声明和保证

Representations and Warranties of Pledgor

5.1	出质人是股权登记所有人。

Pledgor is the owner of the Equity Interest in record of register of shareholder.

5.2	质权人有权以本协议规定的方式处分并转让股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6.	出质人的承诺和确认

Covenants and Further Agreements of Pledgor

6.1	在本协议存续期间，出质人向质权人承诺，出质人将：

Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1	除履行由出质人与质权人、丙方于本协议签署日签订的《认购期权协议修正协议》（“ 认购期权协议”）外，未经质权人事先书面同意， 不得转让股权，不得在股权上设立或允许存在任何担保或其他债 务负担；

not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written consent of Pledgee, except for the performance of the Amendment to Call Option Agreement (the “Call Option Agreement”) executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

Equity Pledge Supplementary Agreement

股权质押补充协议

6.1.2	遵守并执行所有有关权利质押的法律、法规的规定，在收到有关 主管机关就质权发出或制定的通知、指令或建议时，于五个工作 日内向质权人出示上述通知、指令或建议，同时遵守上述通知、 指令或建议，或按照质权人的合理要求或经质权人同意就上述事 宜提出反对意见和陈述；

comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall     comply     with     the     aforementioned     notice,     order     or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3	将任何可能导致对出质人股权或其任何部分的权利产生影响的 事件或收到的通知，以及可能改变出质人在本协议中的任何保证、 义务或对出质人履行其在本协议中义务可能产生影响的任何事 件或收到的通知及时通知质权人。

promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到 出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程 序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3

出质人向质权人保证，为保护或完善本协议对偿付控制协议项下咨询服 务费等费用的担保，出质人将诚实签署、并促使其他与质权有利害关系 的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使 其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质 权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法 人)签署所有的有关股权所有权的文件，并在合理期间内向质权人提供 其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Control Agreements, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

Equity Pledge Supplementary Agreement

股权质押补充协议

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承 诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、 协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

6.5	出质人应在本协议生效后二十（ 20）个工作日内向市场监督管理局办理质押登记手续。

The Pledgor shall process the registration procedures with the Administration for Market Regulation concerning the Pledge within twenty (20) business days after this Agreement takes effect.

6.6	未经事先书面通知质权人并获得其事先书面同意，出质人不得将股权转 让，出质人的所有拟转让股权的行为无效。出质人转让股权所得价款应 首先用于提前向质权人清偿担保债务或向与质权人约定的第三人提存。

Without notifying Pledgee in advance and obtaining Pledgee’s prior written consent, Pledgor shall not transfer the Equity Interest and any action for the proposed transfer of the Equity Interest of Pledgor shall be invalid. Any payment received by Pledgor for transfer of the Equity Interest shall be firstly used to repay the secured obligations to Pledgee or be placed in escrow with a third party as agreed with Pledgee.

6.7	各方同意，除非经甲方事先书面同意，丙方不得出售、处置、质押、抵押、 出租、独家许可或其它方式对丙方拥有的任何专利（包括注册专利权和专利申请权）增设权利限制。

Parties agree that unless with Party A’s prior written consent, Party C shall not conduct any sale, transfer, disposal, pledge, mortgage, lease, exclusive license or otherwise create any restriction on any patent (including any granted patent right or any application for the grant of a patent) owned by Party C.

Equity Pledge Supplementary Agreement

股权质押补充协议

6.8

丙方应当，且乙方应当促使丙方（ 1）准备一份报告总结丙方在每个日 历年知识产权的变化情况（“知识产权报告”），该知识产权报告应包 含一个清单列明丙方在该日历年新购入、研发或通过其他方式取得的知 识产权，以及另一个清单列明丙方在该日历年转出的知识产权（包括由 丙方独立拥有变更为共有的知识产权）；并且（2）在每个日历年结束 后的 45 日内向甲方提交该等知识产权报告供甲方审阅。丙方提供的知 识产权报告应真实、有效、准确和完整，若丙方提供的前述材料存在瑕 疵而导致甲方产生损失的，丙方应对该等损失承担全额的赔偿责任。

Party C shall, and Party B shall procure Party C to, (i) prepare a report summarizing changes of the Party C’s intellectual properties for each calendar year, which shall include a list of intellectual properties newly purchased, developed or otherwise acquired for such calendar year, and a list of intellectual properties transferred (including any intellectual property that are solely owned by Party C becoming being jointly owned by another party) for such calendar year (the “IP Report”), and (ii) submit the IP Report to Party A for review within forty-five (45) days after the end of each calendar year. The IP Report provided by Party C shall be true, valid, accurate and complete. If Party A suffers any losses as a result of any defect of the aforesaid documents, Party C shall be fully responsible for such losses.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	丙方未能按期、完整履行控制协议项下任何责任，包括但不限于 丙方未能按期足额支付控制协议项下的应付的咨询服务费等费 用或有违反该协议其他义务的行为；

Party C fails to fully and timely fulfill any liabilities under the Control Agreements, including without limitation failure to pay in full any of the consulting and service fees payable under the Control Agreements or breaches any other obligations of Party C thereunder;

7.1.2	出质人或丙方实质违反本协议的任何条款；

Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3	除履行认购期权协议外，出质人舍弃出质的股权或未获得质权人 书面同意而擅自转让或意图转让出质的股权；

Except for the performance of the Call Option Agreement, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.4	出质人或丙方的继承人或代管人只能履行部分或拒绝履行控制 协议项下的支付责任；

The successor or custodian of the Pledgor or Party C is capable of only partially performing or refusing to perform the payment obligations under the Control Agreements;

Equity Pledge Supplementary Agreement

股权质押补充协议

7.1.5	出质人因其所拥有的财产出现不利变化，致使质权人认为出质人 履行本协议项下的义务的能力已受到影响；

The occurrence of any adverse change to the assets or property of the Pledgor, which in Pledgee’s determination, may impact the ability of the Pledgor to perform its obligations hereunder;

7.1.6	按有关法律规定质权人不能或可能不能行使处分质权的其他情 况。

The occurrence of any other circumstances under which the Pledgee is not or may not able to exercise its rights hereunder in accordance with the applicable law.

7.2	如知道或发现本第 7.1 条所述的任何事项或可能导致上述事项的事件 已经发生，出质人应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3	除非第 7.1 部分下的违约事件在质权人向出质人发出要求其修正此违 约行为通知后的二十（20）天之内已经按质权人要求获得救济，质权人 在其后的任何时间，可向出质人发出书面违约通知，要求立即依据本协议第 8 条行使质权权利。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding to immediately dispose of the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在控制协议所述的咨询服务费等费用未全部偿付前，未经质权人书面同意，出质人不得转让其拥有的丙方股权。

Prior to the full payment of the consulting and service fees described in the Control Agreements, without the Pledgee’s written consent, Pledgor shall not assign the Equity Interest in Party C.

8.2	在质权人行使其质押权利时，质权人可以向出质人发出书面通知。

Pledgee may issue a written notice to Pledgor when exercising the Pledge.

Equity Pledge Supplementary Agreement

股权质押补充协议

8.3	受限于第 7.3 条的规定，质权人可在按第 7.3 条发出违约通知之后的 任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 7.3. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4	在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质 押股权。在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股权处置 所得的权利。

In the event of default, Pledgee is entitled to dispose of the Equity Interest in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee.

8.5	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.	转让

Assignment

9.1	除非经质权人事先同意，出质人无权转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

Equity Pledge Supplementary Agreement

股权质押补充协议

9.3	质权人可以在任何时候将其在控制协议项下的所有或任何权利和义务转让给其指定的人（自然人 /法人），在这种情况下，受让人应享有和承担本协议项下质权人享有和承担的权利和义务，如同其作为原合同方应享有和承担的一样。质权人转让控制协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和 /或文件。

At any time, Pledgee may assign any and all of its rights and obligations under the Control Agreements to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Control Agreements, upon Pledgee’s request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4	因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人 签订一份内容与本协议一致的新质押合同，并在相应的市场监督管理机关进行登记。

In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AMR.

9.5	出质人应严格遵守本协议和各方单独或共同签署的其他有关合同的规定，包括认购期权协议和对质权人的授权委托书，履行各合同项下的义务，并不得进行任何足以影响合同的有效性和可强制执行性的作为 /不作为行为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Call Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

10.	终止

Termination

在控制协议项下的咨询服务费等费用偿还完毕，并且丙方不再承担控制协议 项下的任何义务之后，本协议终止，并且在尽早合理可行的时间内，质权人 应解除本协议下的股权质押。

Upon the full payment of the consulting and service fees under the Control Agreements and upon termination of Party C’s obligations under the Control Agreements, this Agreement shall be terminated, and Pledgee shall then terminate the equity pledge under this Agreement as soon as reasonably practicable.

Equity Pledge Supplementary Agreement

股权质押补充协议

11.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、 印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而 交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信 息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保 密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并 非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票 交易规则、或政府部门或法院的命令而所需披露之任何信息；或( c)由任何 一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息， 而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一 方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。 无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

13.	适用法律和争议的解决

Governing Law and Resolution of Disputes

13.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用 中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

Equity Pledge Supplementary Agreement

股权质押补充协议

13.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协 商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知 后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给 位于上海的上海国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁 解决。仲裁应在上海进行，使用之语言为中文。仲裁裁决是终局性的， 对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争 议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.	通知

Notices

14.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮 寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通 知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的， 则以于设定为通知的地址在签收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of acceptance or refusal at the address specified for notices.

Equity Pledge Supplementary Agreement

股权质押补充协议

14.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.2	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：亘利生物科技（上海）有限公司

Party A:	Gracell Bioscience (Shanghai) Co., Ltd.

地址：	[***]

Address:	[***]

收件人：	曹卫

Attn:CAO	Wei

电邮：	[***]

E-mail:	[***]

乙方：	曹卫

Party B:	CAO Wei

地址：	[***]

Address:	[***]

电邮：	[***]

E-mail:	[***]

丙方：	亘喜生物科技（上海）有限公司

Party C:	Gracell Biotechnologies (Shanghai) Co., Ltd.

地址：	[***]

Address:	[***]

收件人：	曹卫

Attn.:	CAO Wei

电邮：	[***]

E-mail:	[***]

Equity Pledge Supplementary Agreement

股权质押补充协议

14.3	任何一方变更接收通知的地址或联系人的，应按本条规定给其他方发出 通知。

If any Party changes its address for notices or its contact person, a notice shall be delivered to the other Parties in accordance with the terms hereof.

15.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定 为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性 不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许 可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行 的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法 或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.	附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

Equity Pledge Supplementary Agreement

股权质押补充协议

17.	生效

Effectiveness

17.1	本协议经各方适当签署时生效。本协议生效后，各方于 2020 年 3 月 6日所签署的《股权质押协议》自动失效。

This Agreement shall become effective after the Parties have duly executed this Agreement. After this Agreement takes effect, the Equity Pledge Agreement by and among the Parties dated March 6, 2020 shall automatically expire.

17.2	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

17.3	本协议以中文和英文书就，一式三份，质权人、出质人和丙方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[以下为签字页]

[SIGNATURE PAGE FOLLOWS]

Equity Pledge Supplementary Agreement

股权质押补充协议

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押补充协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Supplementary Agreement as of the date first above written.

甲方： 亘利生物科技（上海）有限公司

Party A: Gracell Bioscience (Shanghai) Co., Ltd.

签字：

By:
姓名:	曹卫
Name:	CAO, Wei
职务：	法定代表人
Title:	Legal Representative

股权质押补充协议签署页

Signature Pages of Equity Pledge Supplementary Agreement

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押补充协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Supplementary Agreement as of the date first above written.

乙方: 曹卫

Party B: CAO, Wei

签 字：

By:

股权质押补充协议签署页

Signature Pages of Equity Pledge Supplementary Agreement

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押补充协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Supplementary Agreement as of the date first above written.

丙方：亘喜生物科技（上海）有限公司

Party C: Gracell Biotechnologies (Shanghai) Co., Ltd.

签字：

By:
姓名：	曹卫
Name:	CAO, Wei
职务：	法定代表人
Title:	Legal Representative

股权质押补充协议签署页

Signature Pages of Equity Pledge Supplementary Agreement

附件：

Attachments:

1. 亘喜生物科技（上海）有限公司股东名册

Shareholders’ register of Gracell Biotechnologies (Shanghai) Co., Ltd.

2. 亘喜生物科技（上海）有限公司的出资证明书

The Capital Contribution Certificate for Gracell Biotechnologies (Shanghai) Co., Ltd.

3. 技术咨询与服务协议

Technical Consultation and Service Agreement

4. 业务合作协议

Business Cooperation Agreement

5. 认购期权协议修正协议

Amendment to Call Option Agreement

6. 股东表决权委托协议修正协议

Amendment to Voting Rights Proxy Agreement